                                                                      EXHIBIT 24
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby nominate, constitute and appoint Michael S. Wilder and Michael O'Halloran, and each or either of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute this registration statement and any and all amendments hereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the filing of this registration statement or any amendment hereto, as fully as he or she might or could do in person. This authorization shall remain in effect until such time that the undersigned give written notice otherwise to the attorneys-in-fact named above.


Signature                                   Title                      Date

/s/ Donald R. Frahm          Chairman, Chief Executive Officer,   July 18, 1996
- -----------------------      President and Director
    Donald R. Frahm          (Principal Executive Officer)


/s/ Ramani Ayer              Director                             July 18, 1996
- -----------------------
    Ramani Ayer

/s/ Lowndes A. Smith         Director                             July 18, 1996
- -----------------------
    Lowndes A. Smith

/s/ David K. Zwiener         Executive Vice President and Chief   July 18, 1996
- -----------------------      Financial Officer (Principal
    David K. Zwiener         Financial Officer)

/s/ James J. Westervelt      Senior Vice President                July 18, 1996
- -----------------------      (Principal Accounting Officer)
    James J. Westervelt

/s/ Bette B. Anderson        Director                             July 18, 1996
- -----------------------
    Bette B. Anderson

/s/ Rand V. Araskog          Director                             July 18, 1996
- -----------------------
    Rand V. Araskog

/s/ Robert A. Burnett        Director                             July 18, 1996
- -----------------------
    Robert A. Burnett

/s/ Arthur A. Hartman        Director                             July 18, 1996
- -----------------------
    Arthur A. Hartman

/s/ Paul G. Kirk, Jr.        Director                             July 18, 1996
- -----------------------
    Paul G. Kirk, Jr.

/s/ H. Patrick Swygert       Director                             July 18, 1996
- -----------------------
    H. Patrick Swygert

/s/ DeRoy C. Thomas          Director                             July 18, 1996
- -----------------------
    DeRoy C. Thomas

/s/ Gordon I. Ulmer          Director                             July 18, 1996
- -----------------------
    Gordon I. Ulmer

                                    II-17